                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        DATE OF REPORT: NOVEMBER 16, 2005
                        (Date of earliest event reported)

                                 ---------------

                              QUALMARK CORPORATION
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 ---------------


           COLORADO                       0-28484                84-1232688
           --------                       -------                ----------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)         File Number)         Identification No.)


                  4580 FLORENCE STREET, DENVER, COLORADO 80238
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                                 (303) 245-8800
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
          DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         ON NOVEMBER 16, 2005, ALAN T. VALENTI, A MEMBER OF QUALMARK CORPORATION'S BOARD OF DIRECTORS, SUBMITTED A LETTER OF RESIGNATION TO THE COMPANY, WHICH IS ATTACHED AS EXHIBIT 17. MR. VALENTI'S RESIGNATION WAS EFFECTIVE IMMEDIATELY AND WAS DUE TO THE NEED TO FURTHER FOCUS ON HIS OTHER PROFESSIONAL RESPONSIBILITIES.

         ON NOVEMBER 17, 2005, CHRISTOPHER W. ROSER WAS UNANIMOUSLY APPOINTED TO THE COMPANY'S BOARD OF DIRECTORS. MR. ROSER WILL BE ELIGIBLE FOR STANDARD COMPANY BOARD OF DIRECTOR COMPENSATION. MR. ROSER GRADUATED FROM THE UNIVERSITY OF COLORADO IN 1981 WITH A BA IN ECONOMICS, AND HE RECEIVED AN MBA IN FINANCE FROM NEW YORK UNIVERSITY'S GRADUATE SCHOOL OF BUSINESS ADMINISTRATION IN 1984. HE WAS EMPLOYED AS A STAFF PUBLIC ACCOUNTANT, PROVIDING AUDITING AND CONSULTING SERVICES FOR SMALL BUSINESSES, WITH MAIN HURDMAN KMG FROM 1982 TO 1984. MR. ROSER WORKED AS A SECURITIES ANALYST IN EMERGING GROWTH STOCKS FROM 1985-1986 FOR EQUITY RESEARCH ASSOCIATES, A SUBSIDIARY OF LADENBURG, THALMANN & CO., A MEMBER OF THE NEW YORK STOCK EXCHANGE. FROM 1986 TO 1987 HE WAS AN ASSOCIATE WITH LADENBURG IN THE CORPORATE FINANCE DEPARTMENT. SINCE 1987, MR. ROSER HAS BEEN A GENERAL PARTNER OF THE ROSER PARTNERSHIP, LTD., THE ROSER PARTNERSHIP II, LTD. AND THE ROSER PARTNERSHIP III LTD., LLP. MR. ROSER PARTICIPATED IN THE EARLY STAGE FINANCING OF HAUSER INC. IN 1988, CARRIER ACCESS CO. 1998 (CACS-NASD), CONFERTECH INTERNATIONAL IN 1989, ACQUIRED BY FRONTIER CORP, ADVANCED FORMING TECHNOLOGY IN 1988, PURCHASED BY PRECISION CASTPARTS CORP., (PCP -
         NYSE) AND EVERGREEN WIRELESS IN 1993, PURCHASED BY CHANCELLOR MEDIA. HE CURRENTLY SERVES ON THE BOARD OF FOUR PRIVATE COMPANIES. MR. ROSER CO-MANAGES THE ROSER PARTNERSHIP II LTD. AND III, SBIC, LP INVESTMENT FUNDS, WHICH ARE SHAREHOLDERS THAT REPRESENT MORE THAN 10% OWNERSHIP OF THE COMPANY. MR. ROSER WAS APPOINTED PURSUANT TO THE 2002 SERIES C PREFERRED STOCK PURCHASE AGREEMENT, WHICH ALLOWS THE ROSER PARTNERSHIP III, SBIC, LP TO HAVE AT LEAST TWO REPRESENTATIVES FOR ELECTION TO THE BOARD OF DIRECTORS.



ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

         (c) EXHIBITS.

         17 ALAN T. VALENTI, A MEMBER OF QUALMARK CORPORATION'S BOARD OF DIRECTORS, LETTER OF RESIGNATION

                                   SIGNATURES

    PURSUANT TO THE REQUIREMENT OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                             QUALMARK CORPORATION
                                             (Registrant)

Date: November 22, 2005                      By:  /s/ CHARLES D. JOHNSTON
                                                  ---------------------------
                                                  Charles D. Johnston
                                                  President & CEO

                                  EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------
   17             ALAN T. VALENTI, A MEMBER OF QUALMARK CORPORATION'S BOARD OF
                  DIRECTORS, LETTER OF RESIGNATION.



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